JPMorgan Total Return Fund
Schedule of Portfolio Investments as of November 30, 2022
(Unaudited)
THE “UNAUDITED MUTUAL FUNDS HOLDINGS” LIST (“the
List”) IS TO BE USED FOR REPORTING PURPOSES ONLY. IT IS
NOT TO BE REPRODUCED FOR USE AS ADVERTISING OR
SALES LITERATURE WITH THE GENERAL PUBLIC. The list is
submitted for the general information of the shareholders of the Fund.
It is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a prospectus. The list has been created from the books and records of the Fund. Holdings are available 60 days after the fund’s fiscal quarter, using a trade date accounting convention, by contacting the appropriate service center.
The list is subject to change without notice. The list is for informational purposes only and is not intended as an offer or solicitation with respect to the purchase or sale of any security.

JPMorgan Asset Management is the marketing name for the asset management business of J.P. Morgan Chase & Co.
J.P. Morgan Distribution Services, Inc., member FINRA.
© J.P. Morgan Chase & Co., 2022.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited)

INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — 48.9%
Aerospace & Defense — 0.9%
Airbus SE (France) 3.15%, 4/10/2027 (a)	250	234
Boeing Co. (The)
1.17%, 2/4/2023	1,000	992
2.20%, 2/4/2026	300	273
3.55%, 3/1/2038	500	369
Northrop Grumman Corp. 3.85%, 4/15/2045	250	206
Wesco Aircraft Holdings, Inc.
9.00%, 11/15/2026 (a)	50	32
13.13%, 11/15/2027 (a)	20	5
		2,111
Air Freight & Logistics — 0.3%
FedEx Corp. 4.10%, 2/1/2045	500	391
United Parcel Service, Inc. 3.40%, 9/1/2049	300	238
		629
Airlines — 0.2%
Delta Air Lines, Inc. 3.80%, 4/19/2023	500	495
Auto Components — 0.0% ^
Clarios Global LP 6.75%, 5/15/2025 (a)	14	14
Cooper-Standard Automotive, Inc.
13.00%, 6/1/2024 (a)	30	31
5.63%, 11/15/2026 (a)	35	15
		60
Automobiles — 0.6%
General Motors Co. 5.00%, 10/1/2028	500	480
Hyundai Capital America 2.65%, 2/10/2025 (a)	1,000	934
		1,414
Banks — 10.9%
Banco Santander SA (Spain) 3.85%, 4/12/2023	400	398
Bank of America Corp.
Series L, 3.95%, 4/21/2025	500	489
(ICE LIBOR USD 3 Month + 1.18%), 3.19%, 7/23/2030 (b)	600	524
(ICE LIBOR USD 3 Month + 1.81%), 4.24%, 4/24/2038 (b)	500	437
(SOFR + 1.93%), 2.68%, 6/19/2041 (b)	500	349
Series N, (SOFR + 1.65%), 3.48%, 3/13/2052 (b)	300	220
Barclays plc (United Kingdom)
3.65%, 3/16/2025	500	477
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.20%), 2.67%, 3/10/2032 (b)	500	382
BNP Paribas SA (France)
(SOFR + 2.07%), 2.22%, 6/9/2026 (a) (b)	500	459
(SOFR + 1.39%), 2.87%, 4/19/2032 (a) (b)	500	395
Canadian Imperial Bank of Commerce (Canada) 1.25%, 6/22/2026	500	440
Citigroup, Inc.
(SOFR + 2.11%), 2.57%, 6/3/2031 (b)	1,000	820
6.63%, 6/15/2032	320	339
(ICE LIBOR USD 3 Month + 1.84%), 4.28%, 4/24/2048 (b)	300	253

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Banks — continued
Cooperatieve Rabobank UA (Netherlands) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 1.11%, 2/24/2027 (a) (b)	750	650
Credit Agricole SA (France) (SOFR + 1.68%), 1.91%, 6/16/2026 (a) (b)	750	680
Discover Bank 3.35%, 2/6/2023	500	498
HSBC Holdings plc (United Kingdom)
(SOFR + 1.93%), 2.10%, 6/4/2026 (b)	1,000	907
(SOFR + 1.73%), 2.01%, 9/22/2028 (b)	750	622
(SOFR + 1.95%), 2.36%, 8/18/2031 (b)	500	382
ING Groep NV (Netherlands)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.10%), 1.40%, 7/1/2026 (a) (b)	750	670
(SOFR + 1.01%), 1.73%, 4/1/2027 (b)	500	441
Korea Development Bank (The) (South Korea) 3.38%, 3/12/2023	750	747
Lloyds Banking Group plc (United Kingdom) (US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.55%), 0.70%, 5/11/2024 (b)	1,000	976
Mitsubishi UFJ Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.83%), 2.34%, 1/19/2028 (b)	750	662
2.05%, 7/17/2030	500	395
Mizuho Financial Group, Inc. (Japan)
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 0.67%), 1.23%, 5/22/2027 (b)	750	649
(SOFR + 1.57%), 2.87%, 9/13/2030 (b)	500	420
NatWest Group plc (United Kingdom) (ICE LIBOR USD 3 Month + 1.76%), 4.27%, 3/22/2025 (b)	500	486
Santander UK Group Holdings plc (United Kingdom) (SOFR + 0.79%), 1.09%, 3/15/2025 (b)	1,000	928
Societe Generale SA (France)
1.38%, 7/8/2025 (a)	1,000	905
(US Treasury Yield Curve Rate T Note Constant Maturity 1 Year + 1.30%), 2.89%, 6/9/2032 (a) (b)	500	385
Sumitomo Mitsui Financial Group, Inc. (Japan)
1.47%, 7/8/2025	500	456
3.54%, 1/17/2028	500	463
Sumitomo Mitsui Trust Bank Ltd. (Japan) 0.80%, 9/12/2023 (a)	1,000	965
Truist Bank 3.00%, 2/2/2023	750	748
Truist Financial Corp.
(SOFR + 0.61%), 1.27%, 3/2/2027 (b)	750	665
1.13%, 8/3/2027	500	422
Wells Fargo & Co.
(SOFR + 1.60%), 1.65%, 6/2/2024 (b)	750	736
3.00%, 2/19/2025	500	481
(SOFR + 2.10%), 2.39%, 6/2/2028 (b)	750	663
(SOFR + 2.53%), 3.07%, 4/30/2041 (b)	600	445
Westpac Banking Corp. (Australia)
2.00%, 1/13/2023	1,000	997
2.65%, 1/16/2030	500	437
		24,863
Beverages — 0.8%
Anheuser-Busch Cos. LLC (Belgium) 4.70%, 2/1/2036	1,000	960
Coca-Cola Co. (The) 1.65%, 6/1/2030	500	412
Keurig Dr Pepper, Inc. 3.40%, 11/15/2025	500	483
		1,855

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Biotechnology — 0.4%
AbbVie, Inc. 4.25%, 11/21/2049	250	215
Regeneron Pharmaceuticals, Inc. 1.75%, 9/15/2030	750	589
		804
Building Products — 0.8%
Carrier Global Corp. 2.70%, 2/15/2031	500	418
CRH America Finance, Inc. (Ireland) 3.40%, 5/9/2027 (a)	250	233
Johnson Controls International plc 4.50%, 2/15/2047	350	291
Masco Corp. 1.50%, 2/15/2028	1,000	832
		1,774
Capital Markets — 4.7%
Ameriprise Financial, Inc. 3.00%, 4/2/2025	1,000	960
Cboe Global Markets, Inc. 3.65%, 1/12/2027	500	477
Credit Suisse AG (Switzerland) 1.00%, 5/5/2023	1,000	960
Credit Suisse Group AG (Switzerland)
(SOFR + 0.98%), 1.31%, 2/2/2027 (a) (b)	500	393
(ICE LIBOR USD 3 Month + 1.41%), 3.87%, 1/12/2029 (a) (b)	500	399
Credit Suisse USA, Inc. (Switzerland) 7.13%, 7/15/2032	300	299
Deutsche Bank AG (Germany)
3.95%, 2/27/2023	1,000	995
(SOFR + 2.16%), 2.22%, 9/18/2024 (b)	500	480
(SOFR + 1.13%), 1.45%, 4/1/2025 (b)	1,000	922
Goldman Sachs Group, Inc. (The)
(ICE LIBOR USD 3 Month + 1.16%), 3.81%, 4/23/2029 (b)	750	690
5.15%, 5/22/2045	900	857
Lehman Brothers Holdings, Inc.
Zero Coupon, 8/21/2009 (c)	1,350	5
0.00%, 5/25/2049 (c)	850	3
Morgan Stanley
(SOFR + 1.99%), 2.19%, 4/28/2026 (b)	500	465
(ICE LIBOR USD 3 Month + 1.14%), 3.77%, 1/24/2029 (b)	750	691
(ICE LIBOR USD 3 Month + 1.46%), 3.97%, 7/22/2038 (b)	500	426
(SOFR + 1.43%), 2.80%, 1/25/2052 (b)	500	323
Nomura Holdings, Inc. (Japan) 3.10%, 1/16/2030	500	417
Owl Rock Capital Corp. 4.00%, 3/30/2025	1,000	944
		10,706
Chemicals — 0.7%
Chevron Phillips Chemical Co. LLC 3.30%, 5/1/2023 (a)	750	743
PPG Industries, Inc. 3.20%, 3/15/2023	750	744
Venator Finance SARL 9.50%, 7/1/2025 (a)	25	18
		1,505
Commercial Services & Supplies — 0.3%
Waste Management, Inc. 3.15%, 11/15/2027	750	702
Construction & Engineering — 0.0% ^
MasTec, Inc. 4.50%, 8/15/2028 (a)	31	28

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Consumer Finance — 2.9%
AerCap Ireland Capital DAC (Ireland) 3.30%, 1/23/2023	500	499
American Express Co. 3.70%, 8/3/2023	1,500	1,488
American Honda Finance Corp. 1.00%, 9/10/2025	1,000	905
Capital One Financial Corp.
3.65%, 5/11/2027	500	471
(SOFR + 1.34%), 2.36%, 7/29/2032 (b)	500	364
Ford Motor Credit Co. LLC 3.81%, 1/9/2024	500	488
General Motors Financial Co., Inc. 4.00%, 1/15/2025	1,000	973
John Deere Capital Corp.
0.45%, 1/17/2024	750	716
1.50%, 3/6/2028	750	648
		6,552
Containers & Packaging — 0.2%
Amcor Flexibles North America, Inc. 3.10%, 9/15/2026	500	466
Mauser Packaging Solutions Holding Co. 5.50%, 4/15/2024 (a)	85	84
		550
Diversified Financial Services — 0.7%
National Rural Utilities Cooperative Finance Corp. 1.00%, 6/15/2026	750	663
Shell International Finance BV (Netherlands) 2.38%, 11/7/2029	750	658
Siemens Financieringsmaatschappij NV (Germany) 4.20%, 3/16/2047 (a)	300	265
		1,586
Diversified Telecommunication Services — 1.3%
AT&T, Inc. 3.55%, 9/15/2055	1,000	701
CCO Holdings LLC 5.13%, 5/1/2027 (a)	355	336
ESC Co., Intelsat Jackson Holdings, Ltd. 5.50%, 8/1/2023 ‡ (c)	581	—
Frontier Communications Holdings LLC 5.88%, 11/1/2029	17	14
Intelsat Jackson Holdings SA (Luxembourg) 6.50%, 3/15/2030 (a)	392	361
Verizon Communications, Inc.
2.10%, 3/22/2028	1,000	875
1.50%, 9/18/2030	1,000	782
		3,069
Electric Utilities — 2.0%
Alabama Power Co. 3.75%, 3/1/2045	300	235
Duke Energy Corp. 2.55%, 6/15/2031	500	411
Eversource Energy
Series M, 3.30%, 1/15/2028	500	460
3.45%, 1/15/2050	300	219
Gulf Power Co. Series A, 3.30%, 5/30/2027	500	471
MidAmerican Energy Co. 3.10%, 5/1/2027	500	472
New England Power Co. (United Kingdom) 3.80%, 12/5/2047 (a)	500	377
NextEra Energy Capital Holdings, Inc. 2.25%, 6/1/2030	500	415
Potomac Electric Power Co. 4.15%, 3/15/2043	250	213
Public Service Co. of Colorado 1.88%, 6/15/2031	500	400

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Electric Utilities — continued
Public Service Electric and Gas Co. 3.00%, 5/15/2027	500	467
Xcel Energy, Inc. 3.35%, 12/1/2026	500	474
		4,614
Energy Equipment & Services — 0.0% ^
Nabors Industries Ltd. 7.25%, 1/15/2026 (a)	15	14
Entertainment — 0.0% ^
Live Nation Entertainment, Inc. 6.50%, 5/15/2027 (a)	24	24
Equity Real Estate Investment Trusts (REITs) — 0.8%
American Tower Corp. 3.10%, 6/15/2050	250	165
AvalonBay Communities, Inc. 2.30%, 3/1/2030	250	211
Boston Properties LP 2.75%, 10/1/2026	500	454
Crown Castle, Inc. 1.35%, 7/15/2025	1,000	910
		1,740
Food & Staples Retailing — 1.0%
7-Eleven, Inc. 0.95%, 2/10/2026 (a)	1,000	878
CVS Pass-Through Trust 7.51%, 1/10/2032 (a)	479	501
Kroger Co. (The) 2.20%, 5/1/2030	1,000	816
Rite Aid Corp.
7.50%, 7/1/2025 (a)	11	8
8.00%, 11/15/2026 (a)	20	12
		2,215
Food Products — 0.6%
Conagra Brands, Inc. 4.85%, 11/1/2028	500	488
Kellogg Co. 3.40%, 11/15/2027	500	469
Mondelez International, Inc. 1.50%, 2/4/2031	500	387
		1,344
Gas Utilities — 3.3%
Atmos Energy Corp. 0.63%, 3/9/2023	1,500	1,484
CenterPoint Energy Resources Corp. 0.70%, 3/2/2023	2,000	1,977
East Ohio Gas Co. (The) 2.00%, 6/15/2030 (a)	500	397
Eastern Energy Gas Holdings LLC Series A, 2.50%, 11/15/2024	2,000	1,901
KeySpan Gas East Corp. 2.74%, 8/15/2026 (a)	500	449
ONE Gas, Inc. 1.10%, 3/11/2024	1,350	1,285
		7,493
Health Care Equipment & Supplies — 0.5%
Abbott Laboratories 3.88%, 9/15/2025	1,000	985
Stryker Corp. 1.15%, 6/15/2025	250	229
		1,214
Health Care Providers & Services — 1.3%
Aetna, Inc. 3.50%, 11/15/2024	500	488
CVS Health Corp.
1.75%, 8/21/2030	500	398
5.05%, 3/25/2048	250	232

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Health Care Providers & Services — continued
Envision Healthcare Corp. 8.75%, 10/15/2026 (a)	25	7
HCA, Inc. 2.38%, 7/15/2031	500	391
Quest Diagnostics, Inc. 3.50%, 3/30/2025	500	483
UnitedHealth Group, Inc.
3.75%, 7/15/2025	600	589
4.75%, 7/15/2045	500	472
		3,060
Hotels, Restaurants & Leisure — 0.0% ^
Six Flags Entertainment Corp. 4.88%, 7/31/2024 (a)	35	34
Six Flags Theme Parks, Inc. 7.00%, 7/1/2025 (a)	8	8
Vail Resorts, Inc. 6.25%, 5/15/2025 (a)	12	12
		54
Household Durables — 0.4%
DR Horton, Inc. 1.40%, 10/15/2027	1,000	833
Household Products — 0.0% ^
Spectrum Brands, Inc. 5.75%, 7/15/2025	8	8
Industrial Conglomerates — 0.2%
Honeywell International, Inc. 1.95%, 6/1/2030	500	418
Insurance — 2.6%
Berkshire Hathaway Finance Corp. 2.85%, 10/15/2050	500	342
Brighthouse Financial Global Funding 1.00%, 4/12/2024 (a)	2,000	1,877
Chubb INA Holdings, Inc. 3.15%, 3/15/2025	500	483
Hartford Financial Services Group, Inc. (The) 2.80%, 8/19/2029	500	428
Lincoln National Corp. 4.00%, 9/1/2023	250	247
MetLife, Inc. 4.05%, 3/1/2045	300	254
Metropolitan Life Global Funding I 0.95%, 7/2/2025 (a)	750	678
Principal Life Global Funding II 1.25%, 6/23/2025 (a)	750	682
Protective Life Global Funding 1.74%, 9/21/2030 (a)	500	384
Willis North America, Inc. 3.60%, 5/15/2024	500	486
		5,861
Interactive Media & Services — 0.1%
Alphabet, Inc. 2.25%, 8/15/2060	500	303
Internet & Direct Marketing Retail — 0.5%
Amazon.com, Inc.
4.80%, 12/5/2034	800	815
4.25%, 8/22/2057	400	356
		1,171
IT Services — 1.0%
Fidelity National Information Services, Inc. 1.15%, 3/1/2026	500	441
International Business Machines Corp. 4.15%, 5/15/2039	400	351
Mastercard, Inc. 3.65%, 6/1/2049	500	419
PayPal Holdings, Inc. 2.85%, 10/1/2029	750	657
Visa, Inc. 4.30%, 12/14/2045	500	468
		2,336

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Life Sciences Tools & Services — 0.3%
Agilent Technologies, Inc. 3.05%, 9/22/2026	750	703
Machinery — 0.2%
Caterpillar, Inc. 2.60%, 4/9/2030	500	439
Media — 0.9%
Comcast Corp.
3.15%, 2/15/2028	500	466
4.40%, 8/15/2035	400	378
2.94%, 11/1/2056	323	209
2.65%, 8/15/2062	500	296
Discovery Communications LLC 4.13%, 5/15/2029	500	440
DISH DBS Corp. 5.88%, 11/15/2024	293	279
Sirius XM Radio, Inc. 5.50%, 7/1/2029 (a)	25	23
		2,091
Multiline Retail — 0.2%
Kohl's Corp. 3.62%, 5/1/2031 (d)	500	354
Target Corp. 2.35%, 2/15/2030	250	214
		568
Multi-Utilities — 0.6%
Consolidated Edison Co. of New York, Inc. 4.45%, 3/15/2044	250	218
Dominion Energy, Inc. Series C, 4.90%, 8/1/2041	250	225
San Diego Gas & Electric Co. Series TTT, 4.10%, 6/15/2049	500	413
Southern Co. Gas Capital Corp. Series 20-A, 1.75%, 1/15/2031	750	575
		1,431
Oil, Gas & Consumable Fuels — 2.4%
BP Capital Markets America, Inc.
1.75%, 8/10/2030	500	404
2.94%, 6/4/2051	250	171
Chesapeake Energy Corp., Escrow 5.50%, 9/15/2026 ‡ (c)	130	3
Chevron USA, Inc. 0.69%, 8/12/2025	500	453
Crestwood Midstream Partners LP 5.63%, 5/1/2027 (a)	60	56
Energy Transfer LP 5.15%, 3/15/2045	300	256
Kinder Morgan, Inc. 5.05%, 2/15/2046	300	260
Marathon Petroleum Corp. 3.63%, 9/15/2024	1,000	975
MPLX LP 1.75%, 3/1/2026	500	446
Phillips 66 4.65%, 11/15/2034	250	237
Phillips 66 Co.
3.61%, 2/15/2025 (a)	500	484
3.75%, 3/1/2028 (a)	500	460
Reliance Industries Ltd. (India) 4.13%, 1/28/2025 (a)	500	484
TransCanada PipeLines Ltd. (Canada) 6.10%, 6/1/2040	345	353
Williams Cos., Inc. (The) 4.00%, 9/15/2025	500	488
		5,530

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Personal Products — 0.2%
ESC SANCHEZ 8.88%, 3/15/2025 ‡ (c)	41	—(e)
Estee Lauder Cos., Inc. (The) 1.95%, 3/15/2031	500	406
		406
Pharmaceuticals — 0.6%
Bausch Health Americas, Inc. 9.25%, 4/1/2026 (a)	325	211
Johnson & Johnson 2.45%, 9/1/2060	500	322
Mallinckrodt International Finance SA 10.00%, 6/15/2029 (a)	7	4
Merck & Co., Inc. 2.35%, 6/24/2040	500	356
Takeda Pharmaceutical Co. Ltd. (Japan) 3.03%, 7/9/2040	500	374
		1,267
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC 5.75%, 5/1/2040	250	267
Hertz Corp. (The) 6.25%, 10/15/2022 (c)	290	9
Norfolk Southern Corp. 3.15%, 6/1/2027	500	466
Union Pacific Corp. 3.38%, 2/1/2035	250	214
		956
Semiconductors & Semiconductor Equipment — 0.4%
Broadcom, Inc. 3.14%, 11/15/2035 (a)	750	556
QUALCOMM, Inc. 2.15%, 5/20/2030	500	426
		982
Software — 1.1%
Intuit, Inc. 1.35%, 7/15/2027	500	435
Microsoft Corp.
3.13%, 11/3/2025	624	606
2.68%, 6/1/2060	500	338
Oracle Corp.
2.95%, 4/1/2030	500	429
3.80%, 11/15/2037	300	237
3.60%, 4/1/2050	300	209
ServiceNow, Inc. 1.40%, 9/1/2030	250	195
		2,449
Specialty Retail — 0.3%
AutoNation, Inc. 2.40%, 8/1/2031	500	368
Home Depot, Inc. (The) 3.90%, 6/15/2047	350	295
Staples, Inc. 7.50%, 4/15/2026 (a)	150	134
		797
Technology Hardware, Storage & Peripherals — 0.3%
Apple, Inc.
2.65%, 5/11/2050	500	346
2.80%, 2/8/2061	500	332
		678
Tobacco — 0.4%
Altria Group, Inc. 3.88%, 9/16/2046	400	272

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Corporate Bonds — continued
Tobacco — continued
BAT Capital Corp. (United Kingdom)
3.56%, 8/15/2027	250	228
2.73%, 3/25/2031	400	315
		815
Wireless Telecommunication Services — 0.6%
T-Mobile USA, Inc.
1.50%, 2/15/2026	500	448
2.55%, 2/15/2031	1,000	829
Vodafone Group plc (United Kingdom) 4.88%, 6/19/2049	250	213
		1,490
Total Corporate Bonds (Cost $127,732)		112,007
Mortgage-Backed Securities — 34.5%
FHLMC Gold Pools, 20 Year Pool # G30450, 6.00%, 1/1/2029	3	3
FHLMC Gold Pools, 30 Year
Pool # C80364, 7.00%, 12/1/2025	1	1
Pool # C00464, 8.00%, 5/1/2026	—	—
Pool # C80409, 8.00%, 6/1/2026	—	—
Pool # D78618, 7.50%, 2/1/2027	2	2
Pool # G02125, 6.00%, 2/1/2036	2	2
Pool # A53165, 6.00%, 10/1/2036	25	26
Pool # A56599, 6.00%, 1/1/2037	4	4
Pool # G08205, 6.00%, 6/1/2037	—	—
Pool # G03362, 6.00%, 9/1/2037	40	42
Pool # G03819, 6.00%, 1/1/2038	6	6
Pool # G08276, 6.00%, 6/1/2038	8	8
Pool # A80908, 6.00%, 8/1/2038	104	108
FNMA UMBS, 30 Year
Pool # 505614, 6.50%, 7/1/2029	—	—
Pool # 508677, 6.50%, 8/1/2029	4	4
Pool # 520792, 6.50%, 11/1/2029	2	3
Pool # 787555, 6.50%, 2/1/2035	4	4
Pool # 787556, 7.00%, 2/1/2035	12	12
Pool # 787563, 6.50%, 3/1/2035	33	34
Pool # 787564, 7.00%, 3/1/2035	6	6
Pool # 924041, 6.00%, 5/1/2037	107	113
Pool # AY3845, 4.00%, 5/1/2045	1,241	1,205
Pool # AY8492, 4.00%, 6/1/2045	1,334	1,317
Pool # AZ0913, 4.00%, 6/1/2045	780	775
FNMA/FHLMC UMBS, Single Family, 15 Year
TBA, 3.50%, 12/25/2036 (f)	2,350	2,258
TBA, 2.50%, 12/25/2037 (f)	3,150	2,910
TBA, 3.00%, 12/25/2037 (f)	2,350	2,211
FNMA/FHLMC UMBS, Single Family, 30 Year
TBA, 2.50%, 12/25/2052 (f)	10,000	8,554
TBA, 3.00%, 12/25/2052 (f)	20,500	18,142

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Mortgage-Backed Securities — continued
TBA, 3.50%, 12/25/2052 (f)	7,500	6,865
TBA, 4.00%, 12/25/2052 (f)	6,000	5,674
TBA, 4.50%, 12/25/2052 (f)	2,200	2,141
TBA, 5.50%, 12/25/2052 (f)	5,143	5,201
TBA, 6.00%, 12/25/2052 (f)	3,786	3,871
GNMA I, 30 Year Pool # 550851, 7.00%, 9/15/2031	52	53
GNMA II, Single Family, 30 Year
TBA, 3.00%, 12/15/2051 (f)	2,800	2,529
TBA, 4.00%, 12/15/2051 (f)	2,650	2,529
TBA, 2.50%, 12/15/2052 (f)	3,000	2,636
TBA, 3.50%, 12/15/2052 (f)	4,000	3,713
TBA, 5.50%, 12/15/2052 (f)	6,000	6,071
Total Mortgage-Backed Securities (Cost $77,201)		79,033
U.S. Treasury Obligations — 7.3%
U.S. Treasury Bonds
4.50%, 2/15/2036	5,850	6,382
1.13%, 8/15/2040	4,050	2,572
1.75%, 8/15/2041	4,850	3,384
1.25%, 5/15/2050	3,150	1,757
1.38%, 8/15/2050	4,500	2,595
Total U.S. Treasury Obligations (Cost $23,919)		16,690
Asset-Backed Securities — 3.0%
American Airlines Pass-Through Trust Series 2017-1, Class AA, 3.65%, 2/15/2029	367	329
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates Series 2005-R3, Class M8, 6.17%, 5/25/2035 ‡ (g)	282	235
Carrington Mortgage Loan Trust Series 2006-NC5, Class A3, 4.19%, 1/25/2037 ‡ (g)	861	717
Citigroup Mortgage Loan Trust Series 2007-AMC1, Class A1, 4.20%, 12/25/2036 ‡ (a) (g)	316	176
Credit-Based Asset Servicing and Securitization LLC Series 2006-CB8, Class A1, 4.32%, 10/25/2036 ‡ (g)	73	67
CWABS Asset-Backed Certificates Trust Series 2007-2, Class 2A3, 4.18%, 8/25/2037 ‡ (g)	37	36
CWABS, Inc. Asset-Backed Certificates
Series 2004-1, Class M1, 4.79%, 3/25/2034 ‡ (g)	32	31
Series 2004-1, Class M2, 4.87%, 3/25/2034 ‡ (g)	27	26
Series 2004-1, Class 3A, 4.60%, 4/25/2034 ‡ (g)	10	9
FBR Securitization Trust Series 2005-2, Class M2, 4.79%, 9/25/2035 ‡ (g)	60	60
First Franklin Mortgage Loan Trust
Series 2006-FF8, Class M1, 4.42%, 7/25/2036 ‡ (g)	305	277
Series 2006-FF14, Class A5, 4.20%, 10/25/2036 ‡ (g)	140	136
Fremont Home Loan Trust Series 2005-1, Class M6, 5.20%, 6/25/2035 ‡ (g)	261	200
GSAA Home Equity Trust
Series 2006-1, Class A2, 4.48%, 1/25/2036 ‡ (g)	169	55
Series 2006-19, Class A2, 4.40%, 12/25/2036 ‡ (g)	159	44
Series 2007-4, Class A1, 4.24%, 3/25/2037 ‡ (g)	48	14
Series 2007-2, Class AF4A, 6.48%, 3/25/2037 ‡ (d)	302	91
Series 2007-7, Class 1A2, 4.40%, 7/25/2037 (g)	33	30
GSAMP Trust
Series 2005-NC1, Class M2, 5.14%, 2/25/2035 ‡ (g)	364	346

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Asset-Backed Securities — continued
Series 2005-WMC1, Class M1, 4.78%, 9/25/2035 ‡ (g)	35	34
Series 2006-FM1, Class A1, 4.36%, 4/25/2036 ‡ (g)	133	93
Series 2006-HE3, Class A2C, 4.36%, 5/25/2046 (g)	1	1
Series 2007-HE1, Class A2C, 4.19%, 3/25/2047 ‡ (g)	89	84
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A2, 4.26%, 11/25/2036 ‡ (g)	68	22
Series 2006-HE4, Class A3, 4.34%, 11/25/2036 ‡ (g)	88	28
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-5, Class 1A, 4.89%, 10/25/2037 ‡ (g)	1,519	954
Merrill Lynch Mortgage Investors Trust Series 2006-MLN1, Class A2C, 4.38%, 7/25/2037 ‡ (g)	1,252	560
Morgan Stanley ABS Capital I, Inc. Trust Series 2007-HE7, Class A2B, 5.04%, 7/25/2037 ‡ (g)	28	27
Nationstar Home Equity Loan Trust Series 2007-B, Class M1, 4.45%, 4/25/2037 ‡ (g)	263	233
New Century Home Equity Loan Trust
Series 2005-1, Class M1, 4.72%, 3/25/2035 ‡ (g)	147	146
Series 2005-1, Class M6, 5.24%, 3/25/2035 ‡ (g)	254	227
NovaStar Mortgage Funding Trust
Series 2006-4, Class A2C, 4.34%, 9/25/2036 ‡ (g)	121	51
Series 2006-4, Class A2D, 4.54%, 9/25/2036 ‡ (g)	13	5
Series 2006-5, Class A2C, 4.38%, 11/25/2036 ‡ (g)	409	138
Series 2007-1, Class A1A, 4.17%, 3/25/2037 ‡ (g)	219	142
Ownit Mortgage Loan Trust Series 2006-1, Class AV, 4.50%, 12/25/2035 ‡ (g)	4	4
Securitized Asset-Backed Receivables LLC Trust
Series 2006-NC3, Class A1, 4.32%, 9/25/2036 ‡ (g)	87	55
Series 2006-WM2, Class A2A, 4.36%, 9/25/2036 ‡ (g)	937	637
Soundview Home Loan Trust
Series 2006-NLC1, Class A1, 4.16%, 11/25/2036 ‡ (a) (g)	73	20
Series 2006-NLC1, Class A2, 4.28%, 11/25/2036 ‡ (a) (g)	898	249
Series 2006-NLC1, Class A3, 4.38%, 11/25/2036 ‡ (a) (g)	70	19
Series 2006-NLC1, Class A4, 4.52%, 11/25/2036 ‡ (a) (g)	393	109
Series 2007-OPT3, Class 2A3, 4.22%, 8/25/2037 ‡ (g)	102	97
Structured Asset Securities Corp. Mortgage Loan Trust
Series 2006-GEL4, Class M1, 4.61%, 10/25/2036 ‡ (a) (g)	104	101
Series 2006-BC5, Class A4, 4.38%, 12/25/2036 (g)	15	15
Total Asset-Backed Securities (Cost $8,468)		6,930
Collateralized Mortgage Obligations — 2.7%
Alternative Loan Trust Series 2006-J2, Class A1, 4.54%, 4/25/2036 (g)	56	23
Angel Oak Mortgage Trust Series 2020-1, Class B1, 3.76%, 12/25/2059 ‡ (a) (g)	143	120
Angel Oak Mortgage Trust I LLC Series 2019-1, Class A2, 4.02%, 11/25/2048 (a) (g)	4	4
Banc of America Funding Trust
Series 2005-B, Class 3M1, 4.61%, 4/20/2035 ‡ (g)	97	95
Series 2014-R7, Class 1A1, 4.19%, 5/26/2036 (a) (g)	5	5
Series 2014-R7, Class 2A1, 4.18%, 9/26/2036 (a) (g)	7	7
Series 2015-R4, Class 5A1, 3.74%, 10/25/2036 (a) (g)	74	73
Banc of America Mortgage Trust Series 2007-3, Class 1A1, 6.00%, 9/25/2037	43	37
CHL Mortgage Pass-Through Trust Series 2007-5, Class A6, 4.39%, 5/25/2037 (g)	11	4
Citigroup Mortgage Loan Trust
Series 2014-10, Class 1A1, 3.49%, 11/25/2036 (a) (g)	13	12
Series 2014-10, Class 4A1, 3.75%, 2/25/2037 (a) (g)	27	26

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Collateralized Mortgage Obligations — continued
Connecticut Avenue Securities Trust
Series 2020-R02, Class 2B1, 7.02%, 1/25/2040 ‡ (a) (g)	2,599	2,196
Series 2020-R01, Class 1B1, 7.27%, 1/25/2040 ‡ (a) (g)	1,251	1,146
Credit Suisse First Boston Mortgage Securities Corp. (Switzerland) Series 2004-5, Class 4A1, 6.00%, 9/25/2034	59	56
CSFB Mortgage-Backed Pass-Through Certificates Series 2003-29, Class 7A1, 6.50%, 12/25/2033	19	17
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust Series 2005-1, Class 1A1, 4.54%, 2/25/2035 (g)	3	3
FHLMC STACR REMIC Trust Series 2020-HQA1, Class M2, 5.92%, 1/25/2050 (a) (g)	506	496
FHLMC, REMIC Series 2980, Class QB, 6.50%, 5/15/2035	22	23
FNMA Trust, Whole Loan Series 2003-W3, Class 2A5, 5.36%, 6/25/2042	11	11
GCAT Trust
Series 2019-NQM3, Class A1, 2.69%, 11/25/2059 (a) (g)	218	202
Series 2020-NQM1, Class A1, 2.25%, 1/25/2060 (a) (d)	212	200
GSR Mortgage Loan Trust Series 2006-3F, Class 2A7, 5.75%, 3/25/2036	56	55
HarborView Mortgage Loan Trust
Series 2004-9, Class 2A, 4.28%, 12/19/2034 (g)	1	1
Series 2006-9, Class 2A1A, 4.36%, 11/19/2036 (g)	32	26
Impac CMB Trust Series 2005-1, Class 2A1, 4.55%, 4/25/2035 (g)	106	97
JPMorgan Mortgage Trust Series 2005-S2, Class 4A3, 5.50%, 9/25/2020	73	49
MASTR Alternative Loan Trust Series 2005-5, Class 3A1, 5.75%, 8/25/2035	87	45
Nomura Resecuritization Trust Series 2015-2R, Class 4A1, 2.88%, 12/26/2036 (a) (g)	15	15
RALI Trust Series 2006-QS11, Class 1A1, 6.50%, 8/25/2036	359	282
RBSSP Resecuritization Trust Series 2012-6, Class 10A2, 3.74%, 8/26/2036 (a) (g)	15	15
RESI Finance LP (Cayman Islands) Series 2003-D, Class B3, 5.16%, 12/10/2035 ‡ (a) (g)	13	2
Residential Asset Securitization Trust
Series 2005-A15, Class 1A7, 6.00%, 2/25/2036	76	69
Series 2006-R1, Class A2, 4.44%, 1/25/2046 (g)	—	—
RFMSI Trust
Series 2006-S9, Class A1, 6.25%, 9/25/2036	73	58
Series 2007-SA4, Class 3A1, 4.85%, 10/25/2037 (g)	365	262
Starwood Mortgage Residential Trust Series 2019-INV1, Class A3, 2.92%, 9/27/2049 (a) (g)	117	111
Towd Point Mortgage Trust Series 2019-HY2, Class A1, 5.04%, 5/25/2058 ‡ (a) (g)	349	343
Verus Securitization Trust Series 2020-1, Class B1, 3.62%, 1/25/2060 ‡ (a) (g)	102	66
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust Series 2005-7, Class 1A2, 4.49%, 9/25/2035 (g)	3	3
Total Collateralized Mortgage Obligations (Cost $6,912)		6,255
Foreign Government Securities — 0.4%
State of Israel Government Bond 3.25%, 1/17/2028(Cost $996)	1,000	943
U.S. Government Agency Securities — 0.4%
FNMA 1.88%, 9/24/2026(Cost $1,050)	1,000	924
Loan Assignments — 0.3% (b) (h)
Hotels, Restaurants & Leisure — 0.1%
UFC Holdings LLC, 1st Lien Term Loan B-3 (ICE LIBOR USD 3 Month + 2.75%), 7.11%, 4/29/2026	123	121

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Loan Assignments — continued
Specialty Retail — 0.2%
Claire's Stores, Inc., 1st Lien Term Loan B (ICE LIBOR USD 1 Month + 6.50%), 10.57%, 12/18/2026 (i)	482	429
Total Loan Assignments (Cost $571)		550
	SHARES (000)
Convertible Preferred Stocks — 0.2%
Specialty Retail — 0.2%
Claire's Stores, Inc. ‡ *(Cost $54)	—	428
Common Stocks — 0.2%
Internet & Direct Marketing Retail — 0.0% ^
MYT Holding Co. ‡ *	49	14
Oil, Gas & Consumable Fuels — 0.0% ^
Chesapeake Energy Corp.	—	17
Pharmaceuticals — 0.0% ^
Mallinckrodt plc *	—	3
Professional Services — 0.1%
NMG, Inc. ‡ *	1	93
Specialty Retail — 0.0% ^
Claire's Stores, Inc. ‡ *	—	81
Wireless Telecommunication Services — 0.1%
Intelsat SA (Luxembourg) ‡ *	6	138
Total Common Stocks (Cost $427)		346
	PRINCIPAL AMOUNT ($000)
Commercial Mortgage-Backed Securities — 0.1%
Commercial Mortgage Trust Series 2012-CR3, Class A3, 2.82%, 10/15/2045	151	148
Harvest Commercial Capital Loan Trust Series 2019-1, Class M4, 4.64%, 9/25/2046 ‡ (a) (g)	145	130
Total Commercial Mortgage-Backed Securities (Cost $293)		278
	SHARES (000)
Preferred Stocks — 0.1%
Internet & Direct Marketing Retail — 0.1%
MYT Holding LLC Series A, 10.00%, 6/6/2029 ‡(Cost $81)	84	90
	NO. OF WARRANTS (000)
Warrants — 0.0% ^
Media — 0.0% ^
Nmg Research Ltd. expiring 9/24/2027, price 1.00 USD (United Kingdom) ‡ *(Cost $—)	1	42

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
INVESTMENTS	PRINCIPAL AMOUNT ($000)	VALUE ($000)
Convertible Bonds — 0.0% ^
Media — 0.0% ^
DISH Network Corp. 3.38%, 8/15/2026(Cost $22)	25	16
	NO. OF RIGHTS (000)
Rights — 0.0% ^
Diversified Telecommunication Services — 0.0% ^
Intelsat Jackson Holdings SA, expiring 12/5/2025 (Luxembourg) ‡ * (Cost $— )	1	—
	SHARES (000)
Short-Term Investments — 35.1%
Investment Companies — 34.8%
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 3.50% (j) (k) (Cost $79,548)	79,548	79,548
	PRINCIPAL AMOUNT ($000)
U.S. Treasury Obligations — 0.3%
U.S. Treasury Bills, 3.51%, 12/15/2022 (l) (m)(Cost $700)	701	700
Total Short-Term Investments (Cost $80,248)		80,248
Total Investments — 133.2% (Cost $327,974)		304,780
Liabilities in Excess of Other Assets — (33.2)%		(75,885)
NET ASSETS — 100.0%		228,895

Percentages indicated are based on net assets.
Amounts presented as a dash ("-") represent amounts that round to less than a thousand.

Abbreviations
ABS	Asset-Backed Securities
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
ICE	Intercontinental Exchange
LIBOR	London Interbank Offered Rate
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities
USD	United States Dollar

^	Amount rounds to less than 0.1% of net assets.
‡	Value determined using significant unobservable inputs.
*	Non-income producing security.
(a)	Securities exempt from registration under Rule 144A or section 4(a)(2), of the Securities Act of 1933, as amended.
(b)	Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of November 30, 2022.
(c)	Defaulted security.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(d)
Step bond. Interest rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown is the current rate as of November 30, 2022.

(e)	Value is zero.
(f)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
(g)
Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of November 30, 2022.

(h)	Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
(i)	Fund is subject to legal or contractual restrictions on the resale of the security.
(j)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(k)	The rate shown is the current yield as of November 30, 2022.
(l)	The rate shown is the effective yield as of November 30, 2022.
(m)	All or a portion of this security is deposited with the broker as initial margin for futures contracts.
TBA Short Commitment

SECURITY DESCRIPTION	PRINCIPAL AMOUNT ($000)	VALUE ($000)
FNMA / FHLMC UMBS, Single Family, 30 Year TBA, 5.00%, 12/25/2052(a)	(5,386)	(5,362)
(Proceeds received of $5,348)		(5,362)

Abbreviations
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
TBA	To Be Announced; Security is subject to delayed delivery.
UMBS	Uniform Mortgage-Backed Securities

(a)	All or a portion of the security is a when-issued security, delayed delivery security, or forward commitment.
Futures contracts outstanding as of November 30, 2022 (amounts in thousands, except number of contracts):

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT ($)	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION) ($)
Long Contracts
U.S. Treasury 10 Year Note	97	03/22/2023	USD	11,038	95
U.S. Treasury Ultra Bond	38	03/22/2023	USD	5,214	101
U.S. Treasury 5 Year Note	45	03/31/2023	USD	4,896	36
					232
Short Contracts
U.S. Treasury 10 Year Note	(2)	03/22/2023	USD	(228)	(2)
U.S. Treasury 2 Year Note	(4)	03/31/2023	USD	(822)	(3)
U.S. Treasury 5 Year Note	(1)	03/31/2023	USD	(109)	(1)
					(6)
					226

Abbreviations
USD	United States Dollar
Forward foreign currency exchange contracts outstanding as of November 30, 2022 (amounts in thousands):

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION) ($)
EUR	140	USD	140	HSBC Bank, NA	12/13/2022	5
USD	141	EUR	140	HSBC Bank, NA	12/13/2022	(5)
Net unrealized appreciation						—(a)

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
Abbreviations
EUR	Euro
USD	United States Dollar

(a)	Amount rounds to less than one thousand.
Over-the-Counter ("OTC") Credit default swap contracts outstanding — buy protection (*) as of November 30, 2022 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.17	USD 60	11	(11)	—(d)
ABX.HE.AAA.06-2	0.11	Monthly	Bank of America NA	5/25/2046	0.17	USD 40	7	(7)	—(d)
ABX.HE.AAA.06-2	0.11	Monthly	Barclays Bank plc	5/25/2046	0.17	USD 60	18	(18)	—(d)
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.17	USD 30	8	(8)	—(d)
ABX.HE.AAA.06-2	0.11	Monthly	Credit Suisse International	5/25/2046	0.17	USD 60	15	(15)	—(d)
CMBX.NA.A.6	2.00	Monthly	Barclays Bank plc	5/11/2063	83.30	USD 80	(1)	6	5
CMBX.NA.A.6	2.00	Monthly	Citibank, NA	5/11/2063	83.30	USD 90	(1)	6	5
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	83.30	USD 90	(1)	7	6
CMBX.NA.A.6	2.00	Monthly	Goldman Sachs International	5/11/2063	83.30	USD 90	(1)	7	6
CMBX.NA.A.6	2.00	Monthly	Morgan Stanley	5/11/2063	83.30	USD 80	(1)	6	5
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	70.00	USD 180	153	(153)	—(d)
CMBX.NA.BBB-.4	5.00	Monthly	Citibank, NA	2/17/2051	70.00	USD 210	168	(168)	—(d)
							375	(348)	27

(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

(d)	Amount rounds to less than one thousand.
Abbreviations
ABX	Asset-Backed Securities Index
CMBX	Commercial Mortgage-Backed Securities Index
USD	United States Dollar
Centrally Cleared Credit default swap contracts outstanding - buy protection(*) as of November 30, 2022 (amounts in thousands):

REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	PAYMENT FREQUENCY	MATURITY DATE	IMPLIED CREDIT SPREAD (%)(a)	NOTIONAL AMOUNT(b)	UPFRONT PAYMENTS (RECEIPTS) ($)(c)	UNREALIZED APPRECIATION (DEPRECIATION) ($)	VALUE ($)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.79	USD 550	17	(33)	(16)
CDX.NA.HY.39-V1	5.00	Quarterly	12/20/2027	4.79	USD 1,800	55	(107)	(52)
CDX.NA.IG.38-V1	1.00	Quarterly	6/20/2027	0.73	USD 3,543	(20)	(34)	(54)
CDX.NA.IG.39-V1	1.00	Quarterly	12/20/2027	0.80	USD 5,650	(21)	(52)	(73)
iTraxx.Europe.Main.38-V1	1.00	Quarterly	12/20/2027	0.90	EUR 1,900	21	(33)	(12)
						52	(259)	(207)

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(*)
The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.

(a)
Implied credit spreads are an indication of the seller's performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract.Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.

(b)	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(c)
Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

Abbreviations
CDX	Credit Default Swap Index
EUR	Euro
USD	United States Dollar
Summary of total OTC swap contracts outstanding as of November 30, 2022 (amounts in thousands):

	NET UPFRONT PAYMENTS (RECEIPTS) ($)	VALUE ($)
Assets
OTC Credit default swap contracts outstanding - buy protection	375	27

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
A. Valuation of Investments — Investments are valued in accordance with U.S. generally accepted accounting principles (“GAAP”) and the Fund's valuation policies set forth by, and under the supervision and responsibility of, the Board of Trustees of the Trust (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at their market value and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.
Under Section 2(a)(41) of the Investment Company Act of 1940, the Board is required to determine fair value for securities that do not have readily available market quotations. Under SEC Rule 2a-5 (Good Faith Determinations of Fair Value), the Board may designate the performance of these fair valuation determinations to a valuation designee. The Board has designated the Adviser as the “Valuation Designee” to perform fair valuation determinations for the Fund on behalf of the Board subject to appropriate oversight by the Board. The Adviser, as Valuation Designee, leverages the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to help oversee and carry out the policies for the valuation of Investments held in the Fund. The Adviser, as Valuation Designee, remains responsible for the valuation determinations.
This oversight by the AVC includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight including, but not limited to, consideration of macro or security specific events, market events, and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and, at least on a quarterly basis, with the AVC and the Board.
A market-based approach is primarily used to value the Fund's investments. Investments for which market quotations are not readily available are fair valued using prices supplied by approved affiliated and/or unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”), or may be internally fair valued using methods set forth by the valuation policies approved by the Board. This may include the use of related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information for the investment. An income-based valuation approach may be used in which the anticipated future cash flows of the investment are discounted to calculate the fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.
Fixed income instruments are valued based on prices received from Pricing Services. The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.
Equities and other exchange-traded instruments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values ("NAV") of the Fund is calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with foreign equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post-closing, but prior to the time the NAVs are calculated.
Investments in open-end investment companies (“Underlying Funds”) are valued at each Underlying Fund’s net asset values ("NAV") per share as of the report date.
Futures contracts are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.
See the table on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at November 30, 2022.
Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer-related events after the report date and prior to issuance of the report are not reflected herein.
The various inputs that are used in determining the valuation of the Fund's investments are summarized into the three broad levels listed below.
•
Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•
Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
•
Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund's assumptions in determining the fair value of investments).
A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The following table represents each valuation input as presented on the Schedule of Portfolio Investments ("SOI"):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Asset-Backed Securities	$—	$375	$6,555	$6,930
Collateralized Mortgage Obligations	—	2,287	3,968	6,255
Commercial Mortgage-Backed Securities	—	148	130	278
Common Stocks
Internet & Direct Marketing Retail	—	—	14	14
Oil, Gas & Consumable Fuels	17	—	—	17
Pharmaceuticals	3	—	—	3
Professional Services	—	—	93	93
Specialty Retail	—	—	81	81
Wireless Telecommunication Services	—	—	138	138
Total Common Stocks	20	—	326	346
Convertible Bonds	—	16	—	16
Convertible Preferred Stocks	—	—	428	428
Corporate Bonds
Aerospace & Defense	—	2,111	—	2,111
Air Freight & Logistics	—	629	—	629
Airlines	—	495	—	495
Auto Components	—	60	—	60
Automobiles	—	1,414	—	1,414
Banks	—	24,863	—	24,863
Beverages	—	1,855	—	1,855
Biotechnology	—	804	—	804
Building Products	—	1,774	—	1,774
Capital Markets	—	10,706	—	10,706
Chemicals	—	1,505	—	1,505
Commercial Services & Supplies	—	702	—	702
Construction & Engineering	—	28	—	28
Consumer Finance	—	6,552	—	6,552
Containers & Packaging	—	550	—	550
Diversified Financial Services	—	1,586	—	1,586
Diversified Telecommunication Services	—	3,069	—(a)	3,069
Electric Utilities	—	4,614	—	4,614
Energy Equipment & Services	—	14	—	14
Entertainment	—	24	—	24
Equity Real Estate Investment Trusts (REITs)	—	1,740	—	1,740
Food & Staples Retailing	—	2,215	—	2,215
Food Products	—	1,344	—	1,344
Gas Utilities	—	7,493	—	7,493
Health Care Equipment & Supplies	—	1,214	—	1,214

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Health Care Providers & Services	$—	$3,060	$—	$3,060
Hotels, Restaurants & Leisure	—	54	—	54
Household Durables	—	833	—	833
Household Products	—	8	—	8
Industrial Conglomerates	—	418	—	418
Insurance	—	5,861	—	5,861
Interactive Media & Services	—	303	—	303
Internet & Direct Marketing Retail	—	1,171	—	1,171
IT Services	—	2,336	—	2,336
Life Sciences Tools & Services	—	703	—	703
Machinery	—	439	—	439
Media	—	2,091	—	2,091
Multiline Retail	—	568	—	568
Multi-Utilities	—	1,431	—	1,431
Oil, Gas & Consumable Fuels	—	5,527	3	5,530
Personal Products	—	406	—	406
Pharmaceuticals	—	1,267	—	1,267
Road & Rail	—	956	—	956
Semiconductors & Semiconductor Equipment	—	982	—	982
Software	—	2,449	—	2,449
Specialty Retail	—	797	—	797
Technology Hardware, Storage & Peripherals	—	678	—	678
Tobacco	—	815	—	815
Wireless Telecommunication Services	—	1,490	—	1,490
Total Corporate Bonds	—	112,004	3	112,007
Foreign Government Securities	—	943	—	943
Loan Assignments	—	550	—	550
Mortgage-Backed Securities	—	79,033	—	79,033
Preferred Stocks	—	—	90	90
Rights	—	—	—(a)	—(a)
U.S. Government Agency Securities	—	924	—	924
U.S. Treasury Obligations	—	16,690	—	16,690
Warrants	—	—	42	42
Short-Term Investments
Investment Companies	79,548	—	—	79,548
U.S. Treasury Obligations	—	700	—	700
Total Short-Term Investments	79,548	700	—	80,248
Total Investments in Securities	$79,568	$213,670	$11,542	$304,780
Liabilities
TBA Short Commitment	$—	$(5,362)	$—	$(5,362)
Total Liabilities in Securities Sold Short	$—	$(5,362)	$—	$(5,362)
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$5	$—	$5
Futures Contracts	232	—	—	232
Swaps	—	32	—	32

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(5)	$—	$(5)
Futures Contracts	(6)	—	—	(6)
Swaps	—	(639)	—	(639)
Total Net Appreciation/ Depreciation in Other Financial Instruments	$226	$(607)	$—	$(381)

(a)	Amount rounds to less than one thousand.
The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:
	Balance as of February 28, 2022	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Other(a)	Balance as of November 30, 2022
Investments in Securities:
Asset-Backed Securities	$9,660	$1	$(1,228)	$99	$—(b)	$(1,609)	$150	$(58)	$(460)	$6,555
Collateralized Mortgage Obligations	8,289	(32)	(369)	2	—	(5,567)	1,185	—	460	3,968
Commercial Mortgage-Backed Securities	886	(22)	11	—(b)	—	(745)	—	—	—	130
Common Stocks	1,264	725	(840)	—	—	(910)	87	—	—	326
Convertible Preferred Stocks	427	—	—(b)	—	1	—	—	—	—	428
Corporate Bonds	2	(198)	199	—	6	(6)	—	—	—	3
Preferred Stocks	158	—	(68)	—	—	—	—	—	—	90
Rights	—(b)	—	—	—	—	—	—	—	—	—(b)
Warrants	21	—	21	—	—	—	—	—	—	42
Total	$20,707	$474	$(2,274)	$101	$7	$(8,837)	$1,422	$(58)	$—	$11,542

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

(a)	Certain Level 3 investments were re-classified between Asset-Backed Securities, Collateralized Mortgage Obligations.
(b)	Amount rounds to less than one thousand.
The changes in net unrealized appreciation (depreciation) attributable to securities owned at November 30, 2022, which were valued using significant unobservable inputs (level 3) amounted to $(1,176). This amount is included in Change in net unrealized appreciation/ depreciation on investments in non-affiliates on the Statements of Operations.
Transfers between level 2 and level 3 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack or increase of available market inputs to determine the price for the period ended November 30, 2022.
The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed below. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for lack of marketability, liquidity discount, probability of default, yield and default rate may decrease (increase) the fair value measurement. A significant change in the discount rate or prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.
Quantitative Information about Level 3 Fair Value Measurements #
Fair Value at November 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
$6,555	Discounted Cash Flow	2.00% - 20.00% (7.02%)
1.28% - 7.19% (2.67%)
5.70% - 8.68% (7.05%)

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
	Fair Value at November 30, 2022	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
Asset-Backed Securities	6,555
	3,968	Discounted Cash Flow	10.00% - 22.29% (10.64%)
			0.00% - 6.10% (0.15%)
			5.99% - 12.22% (10.71%)
Collateralized Mortgage Obligations	3,968
	130	Discounted Cash Flow	100.00% (100.00%)
			8.12% (8.12%)
Commercial Mortgage- Backed Securities	130
	-(b)	Pending Distribution	$0.01 ($0.01)

Corporate Bond	-(b)
Total	$10,653

#
The table above does not include certain level 3 investments that are valued by brokers and Pricing Services. At November 30, 2022, the value of these investments was $ 889. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note A.

(a)	Unobservable inputs were weighted by the relative fair value of the instruments.
(b)	Amount rounds to less than one thousand.
B. Investment Transactions with Affiliates — The Fund invested in an Underlying Fund, which is advised by the Adviser. An issuer which is under common control with the Fund may be considered an affiliate. The Fund assumes the issuer listed in the table below to be an affiliated issuer. The Underlying Fund's distributions may be reinvested into such Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.

For the period ended November 30, 2022
Security Description	Value at February 28, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Value at November 30, 2022	Shares at November 30, 2022	Dividend Income	Capital Gain Distributions
JPMorgan U.S. Government Money Market Fund Class Institutional Shares, 3.50% (a) (b)	$105,188	$55,266	$80,906	$—	$—	$79,548	79,548	$1,018	$—

(a)	Investment in an affiliated fund, which is registered under the Investment Company Act of 1940, as amended, and is advised by J.P. Morgan Investment Management Inc.
(b)	The rate shown is the current yield as of November 30, 2022.
C. Derivatives — The Fund used derivative instruments including options, futures contracts, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gain to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.
The Fund may be subject to various risks from the use of derivatives, including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the potential lack of a liquid market for these contracts allowing a Fund to close out its position(s); and documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund's risk of loss associated with these instruments may exceed their value.
The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund's ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund's net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against a counterparty (e.g.,

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
decline in a counterparty’s credit rating below a specified level). Such rights for both a counterparty and the Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor a counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and a counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable against collateral posted to a segregated account by one party for the benefit of the other.
Counterparty credit risk may be mitigated to the extent a counterparty posts additional collateral for mark to market gains to the Fund.
Notes (1) — (3) below describe the various derivatives used by the Fund.
(1). Futures Contracts — The Fund used currency, index, interest rate, treasury or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to positive and negative price fluctuation or a particular countries or regions. The Fund also used futures contracts to lengthen or shorten the duration of the overall investment portfolio. The Fund used commodity futures contracts to obtain long and short exposure to the underlying commodities markets. The purchase of futures contracts will tend to increase the Fund's exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes.
Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as change in net unrealized appreciation/depreciation on futures contracts. Securities deposited as initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted.
The Fund may be exposed to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subject the Fund to risk of loss up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund's credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.
The Fund's futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).
(2). Forward Foreign Currency Exchange Contracts— The Fund is exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of the foreign currency.
The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss, upon settlement, when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty.
The Fund's forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).
The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.
(3). Swaps — The Fund engaged in various swap transactions to manage credit, interest rate (e.g., duration, yield curve), currency, inflation and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are contracts negotiated over-the-counter (“OTC swaps”) between the Fund and a counterparty or are centrally cleared (“centrally cleared swaps”) through a central clearinghouse managed by a Futures Commission Merchant (“FCM”) that exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.
Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively, and amortized over the term of the swap. The value of an OTC swap agreement is recorded at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as

JPMorgan Total Return Fund
SCHEDULE OF PORTFOLIO INVESTMENTS
AS OF November 30, 2022 (Unaudited) (continued)
(Dollar values in thousands)
initial margin are designated on the Schedule of Investments, while cash deposited is considered restricted. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on swaps. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.
The Fund may be required to post or receive collateral based on the net value of the Fund's outstanding OTC swap contracts with the counterparty in the form of cash or securities. Daily movement of cash collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund's custodian bank.
The central clearinghouse acts as the counterparty to each centrally cleared swap transaction; therefore credit risk is limited to the failure of the clearinghouse.
The Fund's swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.
Credit Default Swaps
The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.
The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.
Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.
If a credit event occurs, the Fund, as a protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund's portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.